                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cell Robotics International, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Johnson, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, based upon a review of the Report, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Paul Johnson
                                               ---------------------------------
                                               Paul Johnson
                                               Chief Financial Officer
                                               Cell Robotics International, Inc.
                                               March 28, 2003


A signed original of this written statement required by Section 906 has been provided to Cell Robotics International, Inc. and will be retained by Cell Robotics International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.